Long-Term Investment	12 Months Ended
Dec. 31, 2025
Investments, Debt and Equity Securities [Abstract]
LONG-TERM INVESTMENT

NOTE 10 – LONG-TERM INVESTMENT

In July 2024, the Company acquired a 15% equity interest in a privately held entity (the “Investee”) for a total purchase price of RMB3 million. Through December 31, 2024, the Company determined it did not possess the ability to exercise significant influence over the Investee and accounted for the investment pursuant to ASC 321, Investments—Equity Securities, using the measurement alternative.

During the fiscal year ended December 31, 2025, the Company determined that it gained the ability to exercise significant influence over the operating and financial policies of the Investee due to representation on the board of directors and participation in policy-making processes. Accordingly, the Company transitioned the accounting for this investment to the equity method in accordance with ASC 323, Investments—Equity Method and Joint Ventures. Under the equity method, the investment is initially measured at the carrying value of the previous investment plus the cost of any additional interest acquired. The Company subsequently adjusts the carrying amount of the investment to recognize its share of the investee's earnings or losses in the Consolidated Statements of Comprehensive Loss.

For the year ended December 31, 2025, the Company recorded an investment loss of RMB1,647,163, or $229,170 representing its proportionate share of the Investee’s net loss. As of December 31, 2025, the carrying value of the investment was RMB1,352,837, or $193,453.